UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 10, 2005

Date of Report (Date of earliest event reported)

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

220 West Crest Street
Escondido, California 92025-1707

(Address of principal executive offices) (Zip Code)

(760) 741-2111

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                             Amendments to Articles of Incorporation.

Following the requisite approval by stockholders at the Annual Meeting of Realty Income Corporation (the “Company”) on May 10, 2005, the Company filed: (i) Articles of Amendment with the State Department of Assessments and Taxation of Maryland to amend the Company’s Articles of Incorporation to declassify its board of directors and (ii) Articles of Amendment which amended the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000.  These Articles of Amendment are filed herewith as Exhibits 3.1 and 3.2, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALTY INCOME CORPORATION

Date: May 10, 2005	By:	/s/ Michael R. Pfeiffer
	Name:	Michael R. Pfeiffer
	Title:	Executive Vice-President, General Counsel and Secretary